Exhibit 99.2

SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	June 29, 2007

TO:
The Bank of New York, not in its individual capacity but solely as Trusteeof the
Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-16CB (the
“Trustee”) (“Party B”)
101 Barclay Street, 4W,
New York, New York 10286,
Attention: Corporate Trust Administration,] CWALT, Series 2007-16CB

FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	CORRIDOR TRANSACTION – Class 1-A-2 Certificates

Our Reference Number: 1527723

Dear Sir or Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-16CB, Mortgage Pass-Through Certificates, Series 2007-16CB and Swiss Re Financial Products Corporation (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”).

This letter agreement constitutes a “Confirmation” and the definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc., (“ISDA”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.  This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the “Master Agreement”), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the “Agreement”). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

In this Confirmation “Party A” means Swiss Re Financial Products Corporation and “Party B” means The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-16CB.

1.           This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.  In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)	Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii)
Non-Reliance.  In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii)
Evaluation and Understanding.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction.  It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.

2.         The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	The amount set forth on the attached Amortization Schedule, Schedule A
Trade Date:	June 4, 2007
Effective Date:	July 25, 2007
Termination Date:	June 25, 2011
Fixed Amounts:
Fixed Rate Payer:	Party B; provided that the payment of the Fixed Amount to Party A shall be made on behalf of Party B by Deutsche Bank Securities Inc. from the proceeds of the sale of the Certificates.
Fixed Rate Payer Payment Date:	June 29, 2007
Fixed Amount:	USD 84,000

Floating Amounts:
Floating Rate Payer:	Party A
Cap Rate:	5.60%
Floating Rate Payer Period End Dates:	The 25th day of each month, using No Adjustment.
Floating Rate Payer Payment Dates:	Two (2) Business Days prior to each Period End Date, commencing on August 23, 2007
Floating Rate Option:
USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Date Option for any Calculation Period is greater than 9.10% then the Floating Rate for such Calculation Period shall be deemed to be 9.10%

Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	30/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days for payment:	New York
Calculation Agent:
Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent (such financial institution subject to Party A’s consent).

3.         Recording of Conversations
Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4. Account Details:
Account for payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Account No.: 066-911184 ABA# 021000021
Account for payments to Party B:	The Bank of New York New York, NY ABA# 021-000-018 GLA# 111-565 For Further credit: TAS A/C 540931 Attn: Matthew J. Sabino Ph: 212-815-6093 Fax: 212-815-3986

5. Offices:
The Office of Party A for this Transaction is: The Office of Party B for this Transaction is:	New York, NY New York, NY

6.    Party A agrees to the following: (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York (“BNY”) is entering into this Transaction solely in its capacity as Trustee of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Transaction, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.

7. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
  Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

Swiss Re Financial Products Corporation
Accepted and confirmed as of the date first written:

The Bank of New York, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-16CB

By: /s/ Linda H. Singer	By: /s/ Matthew Sabino
Name: Linda H. Singer	Name:	Matthew Sabino
Title: Director	Title:	Assistant Treasurer

Schedule A to the Confirmation dated as June 29, 2007
Re: Reference Number: 1527723

Between Swiss Re Financial Products Corporation and The Bank of New York, not in its individual capacity but solely as Trusteeof the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-16CB.

Amortization Schedule, subject to No Adjustment

From and including	To but excluding	Notional Amount (USD)
July 25, 2007	August 25, 2007	46,130,915.46
August 25, 2007	September 25, 2007	45,564,561.86
September 25, 2007	October 25, 2007	44,702,866.96
October 25, 2007	November 25, 2007	43,548,215.16
November 25, 2007	December 25, 2007	42,156,215.16
December 25, 2007	January 25, 2008	40,764,215.16
January 25, 2008	February 25, 2008	39,372,215.16
February 25, 2008	March 25, 2008	37,980,215.16
March 25, 2008	April 25, 2008	36,588,215.16
April 25, 2008	May 25, 2008	35,196,215.16
May 25, 2008	June 25, 2008	33,804,215.16
June 25, 2008	July 25, 2008	32,412,215.16
July 25, 2008	August 25, 2008	31,020,215.16
August 25, 2008	September 25, 2008	29,628,215.16
September 25, 2008	October 25, 2008	28,236,215.16
October 25, 2008	November 25, 2008	26,844,215.16
November 25, 2008	December 25, 2008	25,452,215.16
December 25, 2008	January 25, 2009	24,060,215.16
January 25, 2009	February 25, 2009	22,668,215.16
February 25, 2009	March 25, 2009	21,276,215.16
March 25, 2009	April 25, 2009	19,913,044.17
April 25, 2009	May 25, 2009	18,598,546.34
May 25, 2009	June 25, 2009	17,332,200.77
June 25, 2009	July 25, 2009	16,113,492.12
July 25, 2009	August 25, 2009	14,941,910.52
August 25, 2009	September 25, 2009	13,816,951.57

September 25, 2009	October 25, 2009	12,738,116.20
October 25, 2009	November 25, 2009	11,704,910.72
November 25, 2009	December 25, 2009	10,716,846.64
December 25, 2009	January 25, 2010	9,773,440.74
January 25, 2010	February 25, 2010	8,874,214.90
February 25, 2010	March 25, 2010	8,018,696.14
March 25, 2010	April 25, 2010	7,206,416.50
April 25, 2010	May 25, 2010	6,436,913.01
May 25, 2010	June 25, 2010	5,709,727.66
June 25, 2010	July 25, 2010	5,024,407.30
July 25, 2010	August 25, 2010	4,380,503.62
August 25, 2010	September 25, 2010	3,777,573.10
September 25, 2010	October 25, 2010	3,215,176.94
October 25, 2010	November 25, 2010	2,692,881.04
November 25, 2010	December 25, 2010	2,210,255.90
December 25, 2010	January 25, 2011	1,766,876.63
January 25, 2011	February 25, 2011	1,362,322.87
February 25, 2011	March 25, 2011	996,178.72
March 25, 2011	April 25, 2011	668,032.75
April 25, 2011	May 25, 2011	377,477.90
May 25, 2011	June 25, 2011	124,111.46

Schedule B to the Confirmation dated as of June 29, 2007
Re: Reference Number: 1527723

Between Swiss Re Financial Products Corporation (“Party A”) and The Bank of New York, not in its individual capacity but solely as Trusteeof the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-16CB(“Party B).

Part 1. Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of the Agreement:

Section 5(a)(v): None.
Section 5(a)(vi): None.
Section 5(a)(vii): None.
Section 5(b)(iv): None.

and in relation to Party B for the purpose of the Agreement:

Section 5(a)(v): None.
Section 5(a)(vi): None.
Section 5(a)(vii): None.
Section 5(b)(iv): None.

(b)	“Specified Transaction” will have the meaning specified in Section 14 of the Agreement.

(c)	The “Breach of Agreement” provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d)	The “Credit Support Default” provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e)	The “Misrepresentation” provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f)	The “Default Under Specified Transaction” provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g)	The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i)	The “Automatic Early Termination” provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(j)	Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

(i) Market Quotation will apply; and
(ii) The Second Method will apply.

(k)	“Termination Currency” means United States Dollars.

(l)	“Additional Termination Event” will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in Part 5(m) hereof.

Part 2. Tax Representations.

Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A and Party B will not make any representations.

Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

(i)	Party A represents that it is a corporation organized under the laws of the State of Delaware.

(ii)	Party B represents that it is a trustee under the Pooling and Servicing Agreement.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

Party Required to Deliver Document	Form/Document/Certificate	Date by Which to be Delivered
Party A and Party B
Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
Promptly upon reasonable Demand by the other party.

(b)	Other documents to be delivered and covered by the Section 3(d) representation are:--

Party required to deliver	Form/Document/or Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A
Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.
		Concurrently with the execution and delivery of the Confirmation.	Yes
Party A and Party B
Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute the Confirmation which sets forth the specimen signatures of each signatory to the Confirmation signing on its behalf.
		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	Yes
Party A	The Guaranty of Swiss Reinsurance Company (“Swiss Re”), dated as of the date hereof, issued by Swiss Re as Party A’s Credit Support Provider (in the form annexed hereto as Exhibit A).	Concurrently with the execution and delivery of the Confirmation.	No
Party B	The Pooling and Servicing Agreement.	Concurrently with the execution and delivery of the Confirmation.	No

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

Party A appoints as its Process Agent: None.
Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

Party A is not a Multibranch Party.
Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f)  Credit Support Provider.

Credit Support Provider means in relation to Party A: Swiss Re.
Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) “Affiliate” will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction.  Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”: and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a)           Modifications to the Agreement.  Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

(vi)           Eligible Contract Participant etc.  It is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b)   Waiver of Right to Trial by Jury.  Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c)    Absence of Litigation. In Section 3(c) of the Agreement the words “or any of its Affiliates” shall be deleted.

(d)   Tax Event. In Section 5(b)(ii)(y) of the Agreement the words “, or there is a substantial likelihood that it will,” shall be deleted.

(e)   Fully-paid Party Protected.

Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party.  For purposes of the Transaction to which this Confirmation relates, Party B’s only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)    Proceedings.

Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWALT, Inc. Alternative Loan Trust 2007-16CB, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWALT, Inc. Alternative Loan Trust 2007-16CB, Mortgage Pass-Through Certificates, Series 2007-16CB (the “Securities”).

(g)    Set-off.

The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(h)   Section 1(c)

For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(i)    [Reserved]

(j)    Amendment to ISDA Form.

The “Failure to Pay or Deliver” provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word “third” in the third line thereof and inserting the word “first” in place thereof.

(k)    Regulation AB Compliance.

Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the “Regulation AB Agreement”), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement.  A copy of the Regulation AB Agreement is attached hereto as Annex B.

Exhibit A

GUARANTY

To:  The Bank of New York (the “Beneficiary”), not in its individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-16CB (Class 1-A-2 Certificates) (the “Rated Securities”) pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2007, among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

1.           The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1527723) dated as of June 29, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the “Agreements”) which support the issuance of the Rated Securities.  In this Guarantee these obligations are referred to as the “Guaranteed Obligations”.  This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2.           This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY.  A demand for payment hereunder may at the Beneficiary’s option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor’s obligations under this Guarantee unless the relevant legal limitation period has expired.

3.           This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking („unbeschränkte, nicht akzessorische Verpflichtung“) within the meaning of Article 111 of the Swiss Code of Obligations (‚CO‘) and is not a mere surety („Bürgschaft“) within the meaning of Article 492 et seq of the CO.

4.           Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor’s obligations under this Guarantee are its absolute and independent obligations as a primary obligor.  Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5.           To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor’s liability hereunder shall continue as if such event or circumstance had not arisen.

6.           The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7.           Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8.           This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full.  For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns.  This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9.           If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor’s liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10.         Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11.         This Guarantee is governed and will be construed in accordance with Swiss law.  The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 29th day of June, 2007.

                        SWISS REINSURANCE COMPANY